UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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☐	Soliciting Materials under §240.14a-12

CACHET FINANCIAL SOLUTIONS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Cachet Financial Solutions, Inc.

18671 Lake Drive East

Southwest Tech Center A

Minneapolis, MN 55317

NOTICE OF CONSENT SOLICITATION

June 14, 2016

Dear Series C Stockholder:

Enclosed are a consent solicitation statement and Form 10-K for the year ended December 31, 2015 that are being mailed to shareholders of record of common stock of Cachet Financial Solutions, Inc. ("Cachet") as of June 3, 2016. You are receiving this letter because you are a shareholder of record of Cachet's Series C Convertible Preferred Stock ("Series C Preferred Stock") as of June 3, 2016.

We are soliciting consents from our holders of common stock and Series C Preferred Stock on three matters, namely:

•	Reelection of Cachet's current directors.

•	Authority to engage in a reverse stock split.

•	Approval of the Cachet Financial Solutions Inc. 2016 Stock Incentive Plan.

The foregoing proposals are explained in great detail in the accompanying materials so I will not cover them further here.

The Board of Directors requests that you sign, date and return the consent included herein as soon as possible. You may return your completed and executed consent by mail using the enclosed envelope, by faxing your completed and executed consent card to (303) 282-5800 or by returning a PDF by email of the completed and executed consent card to rsingleton@corporatestock.com. We are requesting you to send us your written consents by July 8, 2016, provided, however that if you submit a properly executed written consent within sixty (60) days of the earliest dated consent, then your stock will be voted in favor of the proposed transaction.

If you are a common stockholder you will also receive additional communications to grant your consent to the above actions. Common stockholders of record will receive materials from our transfer agent. For those who own their common stock in "street name" a separate communication will be received. However you own your common stock, we urge you to follow instructions to return all of your consents to support the foregoing actions.

Very truly yours,

/s/ Jeffrey C. Mack

JEFFREY C. MACK

Chief Executive Officer and President

WRITTEN CONSENT OF STOCKHOLDERS OF

CACHET FINANCIAL SOLUTIONS, INC.

SERIES C CONVERTIBLE PREFERRED STOCK

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned, being a stockholder of record of Series C Convertible Preferred Stock of Cachet Financial Solutions, Inc. (the “Company”) as of June 3, 2016 hereby takes the following action, in accordance with our Bylaws and pursuant to Section 228 of the Delaware General Corporation Law, with respect to all shares of Series C Convertible Preferred Stock of the Company (“Series C Preferred Stock”) held by the undersigned, in connection with the solicitation by the Board of Directors of the Company of written consents, pursuant to Section 228 of Title 8 of the Delaware Code, to the three (3) Proposals set forth below, as the same are described in the Company’s Consent Solicitation Statement on Schedule 14A, dated June 14, 2016, without a meeting.

The Board of Directors recommends that Stockholders CONSENT to the following proposals (the “Proposals”):

Proposal 1.	The election of Jeffrey C. Mack, Darin P. McAreavey, Michael J. Hanson, James L. Davis, and Rod Jardine as members of our Board of Directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified, or until their earlier resignation or removal;

Proposal 2.	An amendment to our Amended and Restated Certificate of Incorporation (“Charter Amendment”), to effect a reverse stock split of our common stock, $0.0001 par value per share (“Common Stock”), within a range of no less than one-for-five (1:5) and no more than one-for-twenty-five (1:25), with such ratio to be determined by the Board of Directors, in its sole discretion (the “Reverse Split”), and with such Reverse Split to be effective at such time and date within two years after the date such action is approved by the stockholders, if at all, as determined by the Board of Directors in its sole discretion;

Proposal 3.	To approve the Company's 2016 Stock Incentive Plan.

You may vote by returning your completed and executed consent card by mail using the enclosed envelope, by faxing your completed and executed consent card to (303) 282-5800 or by returning a PDF by email of the completed and executed consent card to rsingleton@corporatestock.com.

INSTRUCTIONS:  AS A SERIES C STOCKHOLDER TO CONSENT, WITHHOLD CONSENT OR ABSTAIN FROM CONSENTING TO THE APPROVAL OF EACH PROPOSAL, CHECK THE APPROPRIATE BOX ABOVE. IF NO BOX IS MARKED ABOVE WITH RESPECT TO EACH PROPOSAL, THE UNDERSIGNED WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSAL.

(Place an “X” in the appropriate boxes)

Proposal 1. The Election of Director(s):

JEFFREY C. MACK	☐ CONSENT (FOR)	☐ CONSENT WITHHELD (AGAINST)	☐ ABSTAIN
DARIN P. MCAREAVEY	☐ CONSENT (FOR)	☐ CONSENT WITHHELD (AGAINST)	☐ ABSTAIN
MICHAEL J. HANSON	☐ CONSENT (FOR)	☐ CONSENT WITHHELD (AGAINST)	☐ ABSTAIN
JAMES L. DAVIS	☐ CONSENT (FOR)	☐ CONSENT WITHHELD (AGAINST)	☐ ABSTAIN
ROD JARDINE	☐ CONSENT (FOR)	☐ CONSENT WITHHELD (AGAINST)	☐ ABSTAIN

Proposal 2.	Approval of the amendment of the Company Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split of our Common Stock, $0.0001 par value per share:

RESOLVED, that the Certificate of Amendment (the “Charter Amendment”) of the Amended and Restated Certificate of Incorporation of the Company attached as Annex B to the Company’s Consent Solicitation Statement (the “Consent Solicitation Statement”) to effect a reverse stock split of our common stock, $0.0001 par value per share (“Common Stock”), within a range of no less than one-for-five (1:5) and no more than one-for-twenty-five (1:25), with such ratio to be determined by the Board of Directors, in its sole discretion (the “Reverse Split”), and with such Reverse Split to be effective at such time and date within two years after the date such action is approved by the stockholders, if at all, as determined by the Board of Directors in its sole discretion, be, and it hereby is, authorized, approved and adopted in all respects.

☐ CONSENT (FOR)	☐ CONSENT WITHHELD (AGAINST)
☐ ABSTAIN

Proposal 3. Approval of the Company's 2016 Stock Incentive Plan.

RESOLVED, that the Company's 2016 Stock Incentive Plan attached as Annex C to the Company's Consent Solicitation Statement be, and it hereby is, authorized, approved and adopted in all respects.

☐ CONSENT (FOR)	☐ CONSENT WITHHELD (AGAINST)
☐ ABSTAIN

Dated:

Signature of record stockholder or person authorized to sign on behalf of record stockholder

Signature, if held jointly

If an individual, please sign exactly as the name appears on the certificate representing your shares of Series C Preferred Stock. If a corporation, partnership, trust, limited liability company or other entity, please identify the entity as the name appears on the certificate representing your shares of Series C Preferred Stock, cause an authorized person to sign on behalf of the entity, and clearly identify the title of such authorized person. This Written Consent of Stockholders shall vote all shares to which the signatory is entitled. This Written Consent of Stockholders, together with all written consents in substantially the same form, shall be treated as a single consent of stockholders.

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